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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72324) of Midisoft Corporation of our report dated April 10, 1998 appearing in this Form 10-KSB/ A.



                                          PRICE WATERHOUSE LLP



Seattle, Washington
April 28, 1998